Fiscal First Quarter 2026 Earnings Key Highlights © ScanSource 2025 Consolidated Our team delivered double-digit EPS growth and strong free cash flow in the first quarter. With our new three-year strategic goals as our guide, we are executing our strategic plan.” Mike Baur Chair and CEO, ScanSource, Inc. Reaffirmed FY26 Annual Outlook, Executing Strategic Plan Higher Margins and Recurring Revenue Growth Strong Adjusted ROIC and Free Cash Flow Conversion Gross Profit Growing Faster Than Sales Specialty Technology Solutions Segment Intelisys & Advisory Segment Net Sales -5% Y/Y $740M Gross Profit +6% Y/Y $107M, 14.5% margin STS, Net Sales -5% Y/Y $715M STS, Gross Profit +7% Y/Y $84M, 11.7% margin I&A, Net Sales +4% Y/Y $24M I&A, Gross Profit +2% Y/Y $24M, 97.4% margin

* Non-GAAP measure For further financial data, non-GAAP financial disclosures and cautionary language regarding forward-looking statements, please refer to the following pages and ScanSource’s first quarter fiscal year 2026 news release issued on November 6, 2025, which accompanies this presentation and is available at www.scansource.com in the Investor Relations section [click here]. First Quarter Operating Metrics New 3-Year Strategic Goals Fiscal Year 2026 Annual Outlook as of November 6, 2025 © ScanSource 2025 2 Net Sales $3.1 billion to $3.3 billion Adjusted EBITDA* $150 million to $160 million Free Cash Flow* At least $80 million Adjusted ROIC* Free Cash Flow Conversion as % Non-GAAP Net Income* Adjusted EBITDA Margin* Recurring Revenue GP as % Gross Profit Gross Profit Growth CAGR Mid-Teens Consistent 80%+ annual basis ~6% Build to 50%5%-7% $0.89 per share GAAP Diluted EPS +29% Y/Y $38.6M, +8% Y/Y Adjusted EBITDA* 5.22% Adjusted EBITDA Margin* $23M QTR Operating Cash Flow $21M QTR Free Cash Flow* $1.06 per share Non-GAAP Diluted EPS* +26% Y/Y 0.1x Net Debt* to TTM Adjusted EBITDA* 14.6% Adjusted ROIC* $21M in share repurchases

* Reflects estimated mix of FY25 gross sales for the United States/Canada business. The geographic mix for FY25 STS net sales is approximately 92% for United States/Canada and 8% for Brazil. ** Management estimates Specialty Technology Solutions: Key Technologies and Growth Drivers 3 POS, Payment Terminals Physical SecurityCommunicationsNetworking Mobility and Barcode % of Sales* Low Single-Digit ▲ Upper Single-Digit ▲▲▲ Low Single-Digit ▲ Mid Single-Digit ▲▲ Mid Single-Digit ▲▲ Market Growth** - Customer experience - Self-service - Omni-channel commerce - Video surveillance - Advances in AI, high-res imaging - Cloud security - Cloud growth & shift to subscriptions - Remote/hybrid work - Integrated platforms - Connected devices - AI smart networking - Enhanced network security - Automation & worker productivity - Digitizing workflows - Asset visibility Growth Drivers

* Reflects estimated mix of FY25 net billings for Intelisys. Intelisys represents approximately 87% of Intelisys & Advisory segment FY25 net sales. ** Management estimates. Intelisys & Advisory Segment: Key Technologies and Growth Drivers 4 Wireless & IoTSecurityCloud/Data CenterCX (UCaaS/CCaaS)Connectivity & SDN % of Net Billings* ~10%+ ▲▲▲ ~10%+ ▲▲▲ ~10%+ ▲▲▲ ~10%+ ▲▲▲ Low Single-Digit ▲ Market Growth** - 5G, hybrid & private cellular networks - Rapid expansion of applications & connected devices - Advanced cybersecurity - Managed services - Cloud adoption - Digital transformation - Adoption of AI and machine learning - Edge computing - AI, automation & analytics - Collaborative tools for mobile workforce - Demand for high- bandwidth / low latency - 5G rollouts & IoT - Automation Growth Drivers

Forward-Looking Statements This Earnings Infographic and supporting materials contain “forward-looking” statements, including ScanSource's FY26 annual outlook and mid-term goals, which involve risks and uncertainties, many of which are beyond ScanSource’s control. No undue reliance should be placed on such statements, as any number of factors could cause actual results to differ materially from anticipated or forecasted results, including, but not limited to, the following factors, which are neither presented in order of importance nor weighted: macroeconomic conditions, including potential prolonged economic weakness, inflation, tariffs and changes in trade policy, the failure to manage and implement ScanSource's growth strategy, the ability for ScanSource to realize the synergies or other benefits from acquisitions, credit risks involving ScanSource's larger channel sales partners and suppliers, changes in interest and exchange rates and regulatory regimes impacting ScanSource's international operations, including new or increased tariffs, risk to the business from a cyberattack, a failure of IT systems, failure to hire and retain quality employees, loss of ScanSource's major channel sales partners, relationships with key suppliers and channel sales partners or a termination or a modification of the terms under which it operates with these key suppliers and channel sales partners, changes in ScanSource's operating strategy, and other factors set forth in the "Risk Factors" contained in ScanSource's annual report on Form 10-K for the year ended June 30, 2025, and subsequent reports on Form 10-Q, filed with the Securities and Exchange Commission. Except as may be required by law, ScanSource expressly disclaims any obligation to update these forward-looking statements to reflect events or circumstances after the date of this Earnings Infographic or otherwise. Non-GAAP Financial Information In addition to disclosing results that are determined in accordance with United States Generally Accepted Accounting Principles (“GAAP”), ScanSource also discloses certain non-GAAP measures, including non-GAAP SG&A expenses, non-GAAP operating income, non-GAAP operating income margin, non-GAAP pre-tax income, non-GAAP net income, non-GAAP diluted EPS, adjusted EBITDA, adjusted EBITDA margin, net debt, adjusted ROIC, free cash flow and net sales in constant currency excluding acquisitions and divestitures (organic growth). A reconciliation of the Company's non-GAAP financial information to GAAP financial information is provided in the following supporting materials and in the Company’s Form 8-K, filed with the SEC, with the quarterly earnings press release for the period indicated. Please see the “Non-GAAP Financial Information” section in the quarterly earnings press release for additional description of ScanSource’s non-GAAP measures. ScanSource discloses forward-looking information that is not presented in accordance with GAAP with respect to adjusted EBITDA, adjusted EBITDA margin, adjusted ROIC, and free cash flow. ScanSource believes that a quantitative reconciliation of such forward-looking information to the most directly comparable GAAP financial measure cannot be made without unreasonable efforts, because a reconciliation of these non-GAAP financial measures would require an estimate of future non-operating items such as acquisitions and divestitures, restructuring costs, impairment charges and other unusual or non-recurring items. Neither the timing nor likelihood of these events, nor their probable significance, can be quantified with a reasonable degree of accuracy. Accordingly, a reconciliation of such forward- looking information to the most directly comparable GAAP financial measure is not provided. 5